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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form SB-2 of our report included herein dated April 5, 2003, relating to the financial statements as of and for the years ended December 31, 2002 and 2001, of Pick-Ups Plus, Inc.


/s/ Lazar Levine & Felix LLP

New York, New York
September 24, 2003